UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

______________________

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2005

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JPMorgan Chase & Co.

(Exact Name of Registrant as Specified in Charter)

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Delaware	1-5805	13-2624428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue	10017
New York, NY
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.      Financial Statements and Exhibits.

(c)           Exhibits.

The following Exhibit is incorporated by reference into the Registration Statement on Form S-3 (333-117785, 333-117785-01) of JPMorgan Chase & Co. (the "Registrant") as exhibit 8 thereto and is filed as part of this Current Report.

Exhibit No.	Exhibit
8	Tax Opinion of Simpson Thacher & Bartlett LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2005	JPMorgan Chase & Co.

	By:	/s/ James C.P. Berry
	Name: Title:	James C.P. Berry Assistant Secretary

EXHIBIT INDEX
Exhibit No.	Exhibit
8	Tax Opinion of Simpson Thacher & Bartlett LLP